EXHIBIT 10.1


                               AMENDMENT AGREEMENT


          AMENDMENT AGREEMENT, dated as of June 30, 1997 (the "Amendment"), between Ampex Finance Corporation (the "Borrower") and Congress Financial Corporation (Western) (the "Lender").

          WHEREAS, the Borrower and Congress Financial Corporation are parties to that certain Loan and Security Agreement dated as of May 5, 1994, as amended (the "Loan Agreement"); and

          WHEREAS, Congress Financial Corporation (Western) has succeeded to the interests of Congress Financial Corporation by assignment and is for all purposes the Lender under the Loan Agreement, as the same may be amended from time to time; and

          WHEREAS, the Borrower and the Lender have agreed to further amend the Loan Agreement on the terms and subject to the conditions herein.

          NOW,   THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO LOAN AGREEMENT

          1.1 The first sentence of Section 12.1(a) shall be amended in its entirety as follow: "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date six (6) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof.

          1.2 Section 12.1(c) shall be amended by deleting all dates and amounts thereunder and inserting (x) under the "Amount" Column "(i) 3% of Maximum Credit" and under the "Period" column "June 30, 1997 - May 5, 1999" and (y) under the "Amount" column (ii) 1% of the "Maximum Credit" and under the "Period" Column "May 6, 1999 and thereafter."


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     SECTION 2. MISCELLANEOUS


          2.1 The Borrower reaffirms and restates the representations and warranties set forth in Section 8 of the Loan Agreement and confirms that each such representation and warranty shall be true and correct on the date hereof with the same force and effect as if made on such date. In addition, the Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Defaults or Events of Default exist as of the date hereof, (b) the Borrower has taken or caused to be taken all necessary corporate action to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.

          2.2 Except as herein expressly amended, each of the Loan Agreement and Loan Documents is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

          2.3 All references to the Loan Agreement in various Loan Documents shall mean the Loan Agreement as amended hereby and as the same may in the future be amended, restated, supplemented or modified from time to time. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Loan Agreement.

          2.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.


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          2.5 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                            AMPEX FINANCE CORPORATION


                                            By:  /s/ Ramon Venema
                                                 ------------------------------
                                                 Name:  Ramon Venema
                                                 Title: President


                                            CONGRESS FINANCIAL CORPORATION
                                            (WESTERN)


                                            By:  /s/ Drew Stawin
                                                 ------------------------------
                                                 Name:  Drew Stawin
                                                 Title: Vice President



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